       AMATI COMMUNICATIONS CORPORATION (THE "REGISTRANT"), FORMERLY ICOT
         CORPORATION, AND AMATI COMMUNICATIONS CORPORATION ("OLD AMATI")
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

     The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of Old Amati by the Registrant under the purchase method of accounting as defined in APB Opinion No. 16. The pro forma condensed consolidated balance sheet assumes that the merger took place on October 28, 1995 and consolidates the Registrant's October 28, 1995 balance sheet and Old Amati's September 30, 1995 balance sheet. The pro forma condensed consolidated statement of operations for the fiscal year ended July 29, 1995 assumes that the merger took place as of the beginning of fiscal 1995, and consolidates the Registrant's statement of operations for its fiscal year ended July 29, 1995 with Old Amati's operating results for the twelve month period ended June 30, 1995. The pro forma condensed consolidated statement of operations for the three month period ended October 28, 1995 also assumes that the merger took place at the beginning of fiscal 1995, and consolidates the financial statements of the Registrant for the three month period ended October 28, 1995 with Old Amati's operating results for the three month period ended September 30, 1995. The pro forma condensed consolidated statements of operations do not include the effect of any nonrecurring charges directly attributable to the merger, including the write-off of acquired in-process research and development.

     The purchase price allocation reflected in the accompanying pro forma condensed consolidated financial statements has been prepared on an estimated basis using the average of the closing prices of the Registrant's common stock as reported by NASDAQ for the five trading days between November 1, 1995 and November 7, 1995 of $3.8875 per share. In accordance with an Emerging Issues Task Force consensus in November, 1995, because the purchase price was contingent upon the Adjustment Condition as defined in the Prospectus/Proxy Statement, the measurement date for valuing the equity securities is established as of November 3, 1995 which is the date the Adjustment Condition was met and the applicable ratio was established. The effects resulting from any differences in the final allocation of the purchase price are not expected to have a material effect on the Registrant's financial statements.

     The accompanying pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes thereto for the Registrant, not included herein, and the historical financial statements and related notes thereto for Old Amati, included, or incorporated by reference, elsewhere herein.

       AMATI COMMUNICATIONS CORPORATION (THE "REGISTRANT"), FORMERLY ICOT
         CORPORATION, AND AMATI COMMUNICATIONS CORPORATION ("OLD AMATI")
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                     ASSETS

                                             The         Old
                                         Registrant     Amati           Pro Forma Adjustments        Pro Forma
                                         October 28,  September         ---------------------         Consol-
                                            1995      30, 1995         Dr.              Cr.           idated
                                           -------     ------        ------           ------         -------
Current Assets:
 Cash and cash equivalents                 $   691     $ -              800 (i)                      $ 1,491
 Short-term investments                      1,992       -                                             1,992
 Accounts receivable                         2,010        306                                          2,316
 Inventories                                 1,247       -                                             1,247
 Other current assets                          716         40                                            756
                                           -------     ------                                        -------
  Total current assets                       6,656        346                                          7,802
                                           -------     ------                                        -------
Property and Equipment, net                    510        250                                            760
Old Amati Advances and Acquisition
 Costs                                       5,657       -               47 (f)        5,172 (h)        -
                                                                                         104 (a)
                                                                                         428 (f)
Research and Development in Process           -          -           30,612 (g)       30,612 (g)        -
Other Assets                                   431          1                                            432
                                           -------     ------                                        -------
  Total Assets                             $13,254     $  597                                        $ 8,994
                                           -------     ------                                        -------
                                           -------     ------                                        -------

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
 Accounts payable and accrued
  expenses                                 $ 1,313     $1,942           104 (a)           47 (f)     $ 3,198
 Deferred revenue                             -           687                                            687
 Convertible notes payable                    -           645                                            645
 Convertible notes payable to related
  parties                                     -         4,472         5,172 (h)          800 (i)         100
                                           -------     ------                                        -------
  Total current liabilities                  1,313      7,746                                          4,630
                                           -------     ------                                        -------
Obligations under lease commitments            294       -                                               294
                                           -------     ------                                        -------
Stockholders' Equity (Deficit):
 Preferred stock -
  Outstanding - 325,000 Amati shares
  at September 30, 1995 and no shares
  pro forma                                   -           375           375 (e)                         -
 Common stock -
  Outstanding -  12,062,602 Registrant
  shares at October 28, 1995, 540,083
  Old Amati shares at September 30,
  1995 and 16,369,853 shares pro forma      36,245        247           247 (e)       23,035 (e)      59,280
 Accumulated deficit                       (24,598)    (7,771)       30,612 (g)        7,771 (e)     (55,210)
                                           -------     ------                                        -------
  Total stockholders' equity (deficit)      11,647     (7,149)                                         4,070
                                           -------     ------                                        -------
   Total liabilities and stockholders'
    equity (deficit)                       $13,254     $  597                                        $ 8,994
                                           -------     ------                                        -------
                                           -------     ------                                        -------

         The accompanying notes are an integral part of this statement.

       AMATI COMMUNICATIONS CORPORATION (THE "REGISTRANT"), FORMERLY ICOT
         CORPORATION, AND AMATI COMMUNICATIONS CORPORATION ("OLD AMATI")
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                              The            Old
                                          Registrant        Amati         Pro Forma Adjustments  Pro Forma
                                          Year ended      Year ended      ---------------------   Consol-
                                         July 29, 1995   June 30, 1995     Dr.         Cr.        idated
                                            -------          -------      -----       ----        -------
NET SALES                                   $12,040          $   727                              $12,767
COST OF SALES                                 6,716              547                                7,263
                                            -------          -------                              -------
 Gross margin                                 5,324              180                                5,504
                                            -------          -------                              -------
OPERATING EXPENSES:
 Research and development                     1,595            4,214                                5,809
 Marketing and sales                            861              321                                1,182
 General and administrative                   1,229            1,222                                2,451
                                            -------          -------                              -------
 Total operating expenses                     3,685            5,757                                9,442
                                            -------          -------                              -------
  Operating income (loss)                     1,639           (5,577)                              (3,938)
OTHER INCOME (EXPENSE), net                     294             (233)     215 (b)     86 (a)         (154)
                                                                           86 (a)
                                            -------          -------                              -------
  Income (loss) before provision for
   income taxes                               1,933           (5,810)                              (4,092)
PROVISION FOR INCOME TAXES                       97             -                      97 (c)        -
                                            -------          -------                              -------
NET INCOME (LOSS)                           $ 1,836          $(5,810)                             $(4,092)
                                            -------          -------                              -------
                                            -------          -------                              -------
NET INCOME (LOSS) PER SHARE                 $   .16                                               $  (.23)
                                            -------                                               -------
                                            -------                                               -------
WEIGHTED AVERAGE COMMON
 SHARES AND EQUIVALENTS                      11,491                                                18,125
                                            -------                                               -------
                                            -------                                               -------

         The accompanying notes are an integral part of this statement.

       AMATI COMMUNICATIONS CORPORATION (THE "REGISTRANT"), FORMERLY ICOT
         CORPORATION, AND AMATI COMMUNICATIONS CORPORATION ("OLD AMATI")
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                       The           Old
                                    Registrant      Amati
                                      Three         Three
                                      months        months
                                      ended         ended          Pro Forma Adjustments         Pro Forma
                                    October 28,    September                                      Consol-
                                       1995        30, 1995          Dr.            Cr.           idated
                                    ---------      ---------     ----------     ----------      ---------
NET SALES                           $   3,354      $     504                                    $   3,858
COST OF SALES                           1,840            165                                        2,005
                                    ---------       --------                                    ---------
  Gross margin                          1,514            339                                        1,853
                                    ---------      ---------                                    ---------
OPERATING EXPENSES:
  Research and development                360          1,479                                        1,839
  Marketing and sales                      60            109                                          169
  General and administrative              321            497                                          818
                                    ---------      ---------                                    ---------
    Total operating expenses              741          2,085                                        2,826
                                    ---------      ---------                                    ---------
        Operating income (loss)           773         (1,746)                                        (973)
OTHER INCOME (EXPENSE), net                86            (72)         54 (b)         18 (a)           (40)
                                                                      18 (a)
                                    ---------      ---------                                    ---------
  Income (loss) before provision for
   income taxes                           859         (1,818)                                      (1,013)
PROVISION FOR INCOME TAXES                 43              -                         43 (c)             -

                                    ---------      ---------                                    ---------
NET INCOME (LOSS)                   $     816      $  (1,818)                                   $  (1,013)
                                    ---------      ---------                                    ---------
                                    ---------      ---------                                    ---------
NET INCOME (LOSS) PER SHARE         $     .07                                                   $    (.05)
                                    ---------                                                   ---------
                                    ---------                                                   ---------
WEIGHTED AVERAGE COMMON
 SHARES AND EQUIVALENTS                12,264                                                      18,671
                                    ---------                                                   ---------
                                    ---------                                                   ---------


         The accompanying notes are an integral part of this statement.

       AMATI COMMUNICATIONS CORPORATION (THE "REGISTRANT"), FORMERLY ICOT
         CORPORATION, AND AMATI COMMUNICATIONS CORPORATION ("OLD AMATI") NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1:  PRO FORMA ADJUSTMENTS

     Certain pro forma adjustments have been made to the accompanying pro forma condensed consolidated balance sheet and statements of operations as described below:

(a) Reflects the elimination of interest expense and interest income and accrued interest for advances from the Registrant that will be canceled as of the date of the merger; see (h) for elimination of advances.

(b) Reflects the reduction of interest income of the Registrant as a the result of cash advances from the Registrant to Amati of $5,172,000 as part of the purchase price of Amati.

(c) Reflects the reduction of the income tax provision recorded by the Registrant due to net operating losses of the consolidated entity.

(d) The calculation of weighted average common shares reflects an exchange ratio of 4.6746 shares of the Registrant's common stock for each share of Old Amati common stock and 4.6746 shares of the Registrant's common stock for each share of Old Amati Series A preferred stock. Common equivalent shares consist of dilutive shares issuable upon the exercise of stock options and warrants, and have been excluded from the calculation when their effect would be anti-dilutive.

(e) Reflects the issuance of (i) 4.0 million shares of the Registrant's common stock in exchange for all shares of Old Amati common stock and Old Amati Series A preferred stock based upon an exchange ratio of 4.6746 shares of the Registrant's common stock for each share of Old Amati common stock and
     4.6746 shares of the Registrant's common stock for each share of Old Amati Series A preferred stock at $3.8875 per share and (ii) the issuance of the Registrant's stock options and warrants for the purchase of 2.8 million shares of the Registrant's common stock in exchange for all outstanding Old Amati stock options and warrants. Also reflects the elimination of Old Amati's equity accounts.

(f) The total estimated acquisition costs are $428,000 including legal, accounting and other related fees. As of the balance sheet date, $381,000 of these costs had been paid and are included in Old Amati advances and acquisition costs in the accompanying balance sheet. The remainder of these costs of $47,000 are reflected as an adjustment to accrued liabilities.

(g) Reflects the acquisition of intangible assets consisting of research and development in process of approximately $30.6 million. The effect of the charge related to research and development in process has not been reflected in the pro forma statements of operations as it is a nonrecurring charge directly attributable to the merger. See Note 2 below for a discussion of the purchase price allocation.

(h) Reflects the reclassification of $5.2 million of advances from the Registrant to Old Amati that have been included in the purchase price and allocation (see Note 2). There were no other intercompany transactions between the Registrant and Old Amati.

(i) Reflects an adjustment to Old Amati's financial statements to adjust the amount of intercompany advances due to timing differences between the Registrant's and Old Amati's balance sheet.

       AMATI COMMUNICATIONS CORPORATION (THE "REGISTRANT"), FORMERLY ICOT
         CORPORATION, AND AMATI COMMUNICATIONS CORPORATION ("OLDAMATI")
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                     (CONT.)
                                   (UNAUDITED)


NOTE 2:  PURCHASE PRICE ALLOCATION

     The Registrant estimates that the purchase price for the acquisition will be approximately $28.7 million, including costs of the acquisition, based upon the fair market value of the Registrant's common stock of $3.8875 per share based upon the average of the closing prices of the Registrant's common stock as reported by NASDAQ for the five trading days between November 1, 1995 and November 7, 1995 of $3.8875 per share. In accordance with an Emerging Issues Task Force consensus in November, 1995, because the purchase price was contingent upon the Adjustment Condition, as defined in the Prospectus/Proxy Statement, the measurement date for valuing the equity securities is established as of November 3, 1995 which is the date the Adjustment Condition was met and the applicable ratio was established. The Registrant estimates the issuance of
2.5 million shares of the Registrant's common stock in exchange for all shares of Old Amati common stock, 1.5 million shares of the Registrant's common stock in exchange for all shares of Old Amati Series A preferred stock, 1.1 million warrants for the purchase of the Registrant's common stock in exchange for all Old Amati warrants for the purchase of Old Amati preferred stock and 1.7 million stock options for the purchase of the Registrant's common stock in exchange for all Old Amati stock options for the purchase of Old Amati common stock. The estimated purchase price also includes acquisition costs of $428,000 and $5,276,000 of total estimated advances, and the related interest charges, from the Registrant to Old Amati prior to the completion of the merger net of the proceeds of $3.4 million from the assumed exercise of Old Amati options and warrants subsequent to the date of the acquisition.

     Based upon the balance sheet of Old Amati as of September 30, 1995, after giving effect to the Adjustment Condition, as defined on page 28 of the Prospectus/Proxy Statement, the Registrant estimates that it will receive approximately $1.4 million in tangible assets, $3.3 million of liabilities and intangible assets of $30.6 million. In connection with the estimated purchase price allocation, the Registrant received an appraisal of the intangible assets which indicates that $30.6 million of the acquired intangible assets consist of research and development in process. In the opinion of management the acquired research and development in process has not yet reached technological feasibility and has no alternative future uses and, accordingly, will be charged to expense by the consolidated company upon commencement of consolidated operations.